UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 23, 2006

Fortune Brands, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9076	13-3295276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road

Deerfield, IL 60015

(Address of Principal Executive Offices) (Zip Code)

847-484-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01.	Regulation FD Disclosure.

On February 23, 2006, Fortune Brands, Inc. will present to security analysts objectives and strategies for building shareholder value and is furnishing its press release dated February 23, 2006 which reaffirmed its earnings guidance for the first quarter and the full year. Pursuant to General Instruction B.2., the information set forth in Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. The company is furnishing this Form 8-K to give broad disclosure to such information.

Item 9.01.	Financial Statements and Exhibits.

(d)

99.1	Analyst Presentation dated February 23, 2006 is being furnished pursuant to Item 7.01.

99.2	Press Release dated February 23, 2006 is being furnished pursuant to Item 7.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS, INC. (Registrant)

By	/s/ Mark A. Roche
	Name:	Mark A. Roche
	Title:	Senior Vice President, General Counsel and Secretary

Date: February 23, 2006

Exhibit Index

Exhibit Number	Description
99.1	Analyst Presentation dated February 23, 2006 is being furnished pursuant to Item 7.01.

99.2	Press Release dated February 23, 2006 is being furnished pursuant to Item 7.01.